                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 LASON, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

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
                                   LASON, INC.

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                              --------------------

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Shareholders of Lason, Inc., a Delaware corporation, will be held at the Northfield Hilton, Troy, Michigan 48098 on Friday, May 29, 1998, at 10:00 a.m., local time, for the following purposes:

         1. To elect three directors to serve for three years and until their successors are elected.
         2. To approve and adopt The 1998 Equity Participation Plan and to reserve for issuance thereunder 900,000 shares of Common Stock.
         3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

         Only shareholders of record at the close of business on April 6, 1998 are entitled to notice of and to vote at the Annual Meeting.

         All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person, even though he or she previously has returned a Proxy.

                                         By Order of the Board of Directors



                                         William J. Rauwerdink
                                         Secretary
Troy, Michigan
April 28, 1998



                             YOUR VOTE IS IMPORTANT

              TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE
       REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY
               AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                   LASON, INC.
                              1998 PROXY STATEMENT
                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed Proxy is solicited on behalf of Lason, Inc. (the "Company") for use at the 1998 Annual Meeting of Shareholders ("Annual Meeting") to be held on Friday, May 29, 1998, at 10:00 a.m., local time, and at any adjournment(s) or postponement(s ) thereof, for the purposes set forth herein and in the accompanying Notice of 1998 Annual Meeting of Shareholders. The Annual Meeting will be held at the Northfield Hilton, Troy, Michigan 48098. The Company's principal executive offices are located at 1305 Stephenson Highway, Troy, Michigan 48083 and its telephone number is (248) 597-5800. These proxy solicitation materials were mailed on or about April 28, 1998, to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE AND OUTSTANDING SHARES

         Shareholders of record at the close of business on April 6, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. At such Record Date, 12,031,224 shares of the Company's Common Stock, $0.01 par value, were outstanding. The closing sales price for the Company's Common Stock on the Record Date, as reported on the Nasdaq National Market System, was $36.50 per share. The Company was aware of the following beneficial owners of more than 5% of its Common Stock as of the Record Date:(1)


         Name and Address                                     Number of Shares                   Percentage
         of Beneficial Owner:                                       Owned                        of Shares:
         --------------------                                       -----                        -----------
         Golder, Thoma, Cressey, Rauner
         Fund IV, L.P.(2) ..........................................766,959                            6.4%
         Golder, Thoma, Cressey, Rauner, Inc.
         GTCR IV, L.P.
         6100 Sears Tower
         Chicago, Illinois 60606

         Dresdner Bank, AG..........................................829,300                            6.9%
         Jurgen-Ponto-Platz 1
         60301 Frankfurt, Germany
         Dresdner RCM Global Investors LLC
         RCM Limited L.P.
         Four Embarcadero Center
         San Francisco, CA  94111

         -------------------------
(1) This disclosure is based on information obtained from Schedule 13Gs filed with the Securities and Exchange Commission (the "SEC") on February 13, 1998 and February 6, 1998.

(2) See "Security Ownership of Management" with respect to certain principals of Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR Fund IV"), Golder, Thoma, Cressey, Rauner, Inc. ("GTCR") and GTCR IV, L.P.
         ------------------------

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.


VOTING AND SOLICITATION

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         A plurality of the votes duly cast is required for the election of Directors (i.e., the nominees receiving the largest number of votes will be elected). Votes withheld and broker "non-votes" while counted for purposes of determining a quorum, have no other effect under Delaware law in the election of Directors.

         The affirmative vote by the holders of the majority of the Common Stock present in person or represented by proxy and entitled to vote on The 1998 Equity Participation Plan (the "1998 Plan") is required to approve and adopt the 1998 Plan. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving the 1998 Plan at the Annual Meeting.

         The affirmative vote by the holders of the majority of the Common Stock present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. An abstention is counted as a vote against and a broker "non-vote" is not counted for purposes of approving other matters to be acted upon at the Annual Meeting.

         The cost of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by Directors, officers or employees of the Company, without additional compensation, in person or by telephone, facsimile transmission, telegram or electronic transmission. The Company retains Corporate Communications, Inc. to assist in the management of the Company's investor relations and other shareholder communications issues. As part of its duties, Corporate Communications, Inc. may assist in the solicitation of proxies.

         In accordance with the regulations of the SEC, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy material to the beneficial owners of Common Stock.

ADVANCE NOTICE OF PROCEDURES

         Under the Company's By-Laws, nominations for Director may be made only by the Board, or by a shareholder entitled to vote who has delivered notice to the Company not less than 120 nor more than 150 days prior to the first anniversary of the annual meeting for the preceding year.

         The By-Laws also provide that no business may be brought before an annual meeting except as specified in the notice of the meeting (which includes shareholder proposals that the Company is required to set forth in its Proxy Statement under Securities and Exchange Commission ("SEC") Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a shareholder entitled to vote who has delivered notice to the Company (containing certain information specified in the By-Laws) within the time limits described above for delivering notice of a nomination for the election of a Director. These requirements are separate and apart from, and in addition to, the SEC's requirements that a shareholder must meet to have a shareholder proposal included in the Company's Proxy Statement under SEC Rule 14a-8.

         A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Company.


SUBMISSION OF SHAREHOLDER PROPOSALS

         It is expected that the 1999 Annual Meeting of the Company will be held in May 1999. Pursuant to SEC Rule 14a-8, shareholders who intend to present proposals at the 1999 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 1999 Annual Meeting, must ensure that such proposals are received by the Secretary of the Company at 1305 Stephenson Highway, Troy, Michigan 48083 not later than December 28, 1998. Such proposals must meet the requirements set forth in the rules and regulations of the SEC to be eligible for inclusion in the Company's 1999 Proxy Statement.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

GENERAL

         The Board of Directors is divided into three classes, whose terms expire at successive annual meetings. The Board currently consists of seven Directors. Three Directors will be elected at the Annual Meeting to serve for a term expiring at the Company's Annual Meeting in the year 2001.

         The persons named in the enclosed proxy intend to vote such proxy for the election of each of the three nominees named below, unless the shareholder indicates on the proxy card that the vote should be withheld from any or all of such nominees. Each nominee elected as a Director will continue in office until his successor has been duly elected and qualified, or until his earlier death, resignation or retirement.

         The Company expects each nominee for election as a Director at the Annual Meeting to be able to accept such nomination. If any nominee is unable to accept such nomination, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees. Each nominee is currently a Director of the Company.

         A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the Record Date must be present or represented by proxy before the transaction of business at the Annual Meeting. If a quorum is present, the three nominees receiving the highest number of votes will be elected to the Board of Directors, whether or not such number of votes represents a majority of the votes cast. Votes withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but have no other effect under Delaware law in the election of Directors.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED
BELOW.


NOMINEES


         Set forth below is the principal occupation of, and certain other information regarding, such nominees and other Directors whose terms of office will continue after the Annual Meeting.


                       NOMINEES FOR TERMS EXPIRING IN 2001


     ALLEN J. NESBITT has served as a Director of the Company and its predecessor since its inception. Mr. Nesbitt served as President of the Company from its inception until his retirement in April 1997. From 1977 to 1985, Mr. Nesbitt served as Vice President of 3 P.M., Inc. Age: 51.

         JOSEPH P. NOLAN has served as a Director of the Company since
July 1996. Mr. Nolan is a principal and has been with GTCR since February 1994. From May 1990 to January 1994, Mr. Nolan was Vice President Corporate Finance at Dean Witter Reynolds, Inc. Mr. Nolan is also a Director of Province Healthcare Company. Age: 33.


         FARIBORZ GHADAR has served as a Director of the Company since
January 1997. Dr. Ghadar has served as the Merrill Lynch William A. Schreyer Chair of Global Management, Policies and Planning and Director of the Center for Global Business Study at The Pennsylvania State University Smeal College of Business Administration since August 1994. From September 1992 to June 1994, Dr. Ghadar was Professor and Chairman of the International Business Department at The George Washington School of Business and Public Management. Dr. Ghadar is also Chairman of the Intrados/International Management Group, a Washington-based business, offering executive development programs and strategic assessment services. Age: 51.

                    DIRECTORS WHOSE TERMS WILL EXPIRE IN 1999

         DONALD M. GLEKLEN has served as a Director of the Company since August 1995. Mr. Gleklen has served as Chairman and Chief Executive Officer of Intelihealth, Inc., a provider of healthcare information to consumers, since July 1996, as President of The Maine Merchant Bank since October 1997, and as President of Jocard Financial Services since February 1995. From March 1994 to February 1995, Mr. Gleklen served as special counsel to Robert J. Brobyn & Associates, Attorneys at Law. From September 1984 to March 1994, Mr. Gleklen served as Senior Vice President - Corporate Development of Mediq Incorporated, a publicly traded company in the healthcare services industry. Mr. Gleklen is also a director of Nutramax Products, Inc., NewWest Eyeworks, Inc. and Home Health Corporation of America. Age: 61.

         ROBERT A. YANOVER has served as Chairman of the Board of the Company and its predecessor from the inception of the Company until April l998. Mr. Yanover has served as a Director of the Company and its predecessor since its inception. Mr. Yanover also serves as President of Computer Leasing Company of Michigan, Inc. See "Executive Compensation - Certain Transactions with Management." Mr. Yanover was a founder and former President of 3 P.M., Inc. Age:
61.

                    DIRECTORS WHOSE TERMS WILL EXPIRE IN 2000

         GARY L. MONROE has served as Chairman of the Board of the Company since April 1998, as President of the Company since April 1997, as Chief Executive Officer of the Company since February 1996, and as a Director of the Company since he joined the Company in September 1995. From September 1995 to February 1996, Mr. Monroe served as Executive Vice President of the Company. From May 1992 to September 1995, Mr. Monroe served as President of Kodak Imaging Services, Inc., a subsidiary of Eastman Kodak Co. From August 1990 to May 1992, Mr. Monroe served as Director of Finance and Strategic Planning of the Health Sciences Division of Eastman Kodak Co. Age: 43.

         BRUCE V. RAUNER has served as a Director of the Company since January 1995. Mr. Rauner is a principal and has been with GTCR since 1981. Mr. Rauner is also a director of The Coinmach Corp., Metamor Worldwide, Inc., Polymer Group, Inc., and Province Healthcare Company. Age: 42.

BOARD MEETING AND COMMITTEES

         The Board of Directors held a total of 8 meetings during 1997. The Board of Directors has an Audit Committee, a Compensation Committee and an Option Committee.

         The Audit Committee currently consists of Messrs. Gleklen, Nolan and Yanover. The Audit Committee was formed in October 1996 and met twice in 1997. The Audit Committee selects the Company's independent accountants and is primarily responsible for approving the services performed by the Company's independent accountants, and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls.

         The Compensation Committee currently consists of Messrs. Gleklen and Rauner. The Compensation Committee was formed in October 1996 and held no meetings in 1997. The Compensation Committee or the full Board of Directors determines the Company's executive compensation policies, including the salaries, compensation and benefits of executive officers and employees of the Company.

         The Option Committee currently consists of Messrs. Gleklen, Nolan and Rauner and held no meetings in 1997. The Option Committee is generally responsible for administering, and granting options in accordance with, the Company's 1995 Stock Option Plan, with authority to establish and administer performance goals and to certify that such goals are attained. The Option Committee will have similar administrative responsibilities with respect to the 1998 Plan, if the 1998 Plan is approved by Shareholders. See "Proposal II - Summary of the 1998 Plan - Administration."

         During the year ended December 31, 1997, each incumbent director, other than Bruce V. Rauner, attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he served.


DIRECTOR COMPENSATION

         Each Director who is not an employee of the Company receives $1,000 for attendance of each meeting of the Board and for each committee meeting attended on a day other than a Board meeting. Directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. Directors may also be awarded options under the Company's 1995 Stock Option Plan and the proposed 1998 Plan.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         For the year ended December 31, 1997, compensation of executive officers of the Company was determined by the Board, which included Messrs. Yanover and Monroe, who each abstained on voting with respect to compensation for himself. The 1995 Stock Option Plan is and the proposed 1998 Plan, if approved, will be administered by the Option Committee consisting of Messrs. Gleklen, Nolan and Rauner.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the beneficial ownership of shares of Common Stock of the Company as of the Record Date, by each director, by each of the executive officers named in the Summary Compensation Table, and by directors and executive officers as a group. The shares and percentages shown below include shares which may be acquired by the persons listed pursuant to presently exercisable and outstanding stock options. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the securities beneficially owned by him as set forth opposite his name:

                                              Number of Shares                            Approximate
         Name:                               Beneficially Owned:                          Percentage Owned:
         -----                               -------------------                          -----------------
         Robert A. Yanover (1).....................   391,183                                 3.3%
         Gary L. Monroe (2)........................   111,362                                 *
         William J. Rauwerdink (2) ................    27,668                                 *
         Brian E. Jablonski (2)....................    26,202                                 *
         Donald M. Gleklen (4).....................    10,000                                 *
         Fariborz Ghadar (5)......................      1,000                                 *
         Allen J. Nesbitt (3).......................  451,790                                 3.8%
         Joseph P. Nolan (6)........................  771,968                                 6.4%
         Bruce V. Rauner (6)........................  766,959                                 6.4%
         All Executive Officers and
           Directors of the Company
           as a group (9 persons) ..................1,792,123                                14.7%(7)

         -------------------------
         * Indicates less than 1% of the outstanding shares.

         (1) Includes 301,183 shares of Common Stock held by Yanover Associates Limited Partnership, and 90,000 shares held by Yanover Family Limited Partnership (of which as to 60,000 shares, Mr. Yanover disclaims beneficial ownership).
                  Mr. Yanover's address is 133 Quayside Drive, Jupiter, Florida 33477.

         (2) Includes 111,362 shares, 17,668 and 26,202 shares of Common Stock of Messrs. Monroe, Rauwerdink and Jablonski, respectively, issuable upon exercise of exercisable options. The address of Messrs. Monroe, Rauwerdink and Jablonski is 1305 Stephenson Highway, Troy, Michigan 48083.

         (3) Includes 451,790 shares of Common Stock held by the Allen J. Nesbitt Living Trust dated December 7, 1994. Mr. Nesbitt's address is 48847 Meadowcourt, Plymouth, Michigan 48170.

         (4) Includes 5,000 shares of Common Stock issuable upon exercise of exercisable options. Mr. Gleklen's address is 212 Jeffrey Lane, Newtown Square, Pennsylvania 19073.

         (5) Includes 1,000 shares of Common Stock issuable upon exercise of exercisable options. Mr. Ghadar's address is 555 Orlando Avenue, State College, Pennsylvania, 16803

         (6) Includes 766,959 shares of Common Stock held by GTCR Fund IV, of which GTCR IV, L.P. is the general partner., and of which GTCR is the general partner. See "Record Date and Outstanding Shares" above. Each of Messrs. Rauner and Nolan is a principal of GTCR, the general partner of GTCR IV, L.P., and therefore may be deemed to share investment and voting control over the shares of Common Stock held by GTCR Fund IV. Each of Messrs. Rauner and Nolan disclaims beneficial ownership of the shares of Common Stock owned by GTCR Fund IV. The address of each of these holders is 6100 Sears Tower, Chicago, Illinois 60606.

         (7) The percentage includes shares which may be acquired pursuant to presently exercisable and outstanding stock options.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table shows, as to the Chief Executive Officer and as to each of the other three most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year, information concerning all compensation paid for services to the Company in all capacities during the last three fiscal years:



                           SUMMARY COMPENSATION TABLE


                                                                                          Long Term Compensation
                                             Annual Compensation
                                                                                          Award(s)                  Payouts
                 (a)         (b)         (c)            (d)           (e)          (f)            (g)          (h)           (i)
                                                                    Other
                                                                    Annual       Restricted    Securities                All Other
                                                                    Compen-      Stock         Underlying     LTIP       Compen-
Name and Principal           Year     Salary (1)     Bonus (2)      sation       Award         Options (#)    Payouts    sation (3)
Position
Robert A. Yanover (4)        1997     $ 65,000          --           --            --            --            --      $  2,552
                             1996       65,000       $49,000         --            --            --            --       334,651
                             1995       65,000        61,759         --            --            --            --         5,929

Gary L. Monroe               1997     $190,866       $21,875         --            --            --            --      $ 11,866
Chairman of the Board,       1996      175,000        65,945         --            --          20,000          --         3,243
President and Chief          1995       46,723          --           --            --         170,452          --        40,000
Executive Officer   (4)

William J. Rauwerdink        1997     $139,049       $16,875         --            --            --            --      $  2,437
Executive Vice               1996       85,673        11,670         --            --          70,000 (6)      --           232
President                    1995        --             --           --            --            --            --            --
Chief Financial Officer
Treasurer and Secretary

Brian E. Jablonski           1997     $139,049       $16,875         --            --            --            --      $  2,309
Executive Vice               1996       64,904          --           --            --          75,000          --        50,102
President of Strategic       1995        --             --           --            --            --            --            --
Marketing and Sales

---------------------------------------------------------

         (1) Salary includes amounts deferred, if any, pursuant to the Company's 401(k) plan.

         (2) Includes bonus amounts earned in 1997 by the executive officers.

         (3) Represents a matching contribution of $1,910, $3,166, $2,118, and $2,118 by the Company to each of Messrs. Yanover, Monroe, Rauwerdink and Jablonski's 401(k) accounts; and a contribution of $602, $204, $319 and $191 by the Company for excess life insurance on Messrs. Yanover, Monroe, Rauwerdink and Jablonski, respectively.

         (4) Mr. Yanover was Chairman of the Board until April 1998. Mr. Monroe became Chairman of the Board in April 1998.

OPTION GRANTS IN LAST FISCAL YEAR

         There were no individual grants of stock options made during 1997 to any executive officer named in the Summary Compensation Table.


AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table sets forth, for each of the executive officers named in the Summary Compensation Table above who holds options, certain information regarding the exercise of stock options during the year ended December 31, 1997 and the value of options held at year end:



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


            (a)                 (b)             (c)                        (d)                                  (e)
                                                                  Number of Securities
                                Shares                           Underlying Unexercised          Value of Unexercised In-the-Money
                             Acquired on        Value             Options at Year-End                  Options at Year-End(1)
           Name                Exercise      Realized(1)       Exercisable/Unexercisable             Exercisable/Unexercisable

Gary L. Monroe                  38,090       $912,014                 136,362/16,000                      $3,510,746/$158,000
William J. Rauwerdink             --              --                   17,668/41,332                      $  373,223/$805,602
Brian E. Jablonski              4,800        $104,640                  26,202/43,998                      $  573,085/$868,100

----------------------

(1) Market value of underlying securities at exercise date or year end, as the case may be, minus the exercise price.


EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS


         Mr. Monroe. The Company and Mr. Monroe are parties to an employment agreement dated as of August 7, 1996 (the "Monroe Employment Agreement"), which has a term of two years. The Monroe Employment Agreement provides that Mr. Monroe will serve as Chief Executive Officer of the Company at an annual salary of $175,000 plus a bonus targeted at 50% of his annual salary and will receive options to purchase 170,452 shares of Common Stock. In June, 1997, Mr. Monroe's annual salary was increased to $200,000. The Monroe Employment Agreement also provides that if Mr. Monroe's employment is terminated or his duties materially reduced, he would be entitled to severance payments at an annualized rate equal to his base salary plus the greater of his actual bonus for the preceding year or 50% of his base salary. Such severance payments shall be paid for the greater of one year or the remaining term of the agreement.

         Mr. Rauwerdink. On April 30, 1996, the Company made a written offer of employment to Mr. Rauwerdink, which Mr. Rauwerdink accepted. Pursuant to the offer, the Company named Mr. Rauwerdink as its Chief Financial Officer, Executive Vice President, Secretary and Treasurer at an annual salary of $135,000 plus a bonus targeted at 50% of his annual salary, committed to grant him an option to purchase 55,000 shares of its Common Stock, and agreed to provide him severance payments equal to 90 days salary and bonus if the Company were to terminate his employment without cause. In October, 1997, Mr. Rauwerdink's salary was increased to $148,500.


         Mr. Jablonski. On June 12, 1996, the Company made a written offer of employment to Mr. Jablonski, which Mr. Jablonski accepted. Pursuant to the offer, the Company agreed to name Mr. Jablonski as its Vice President of Marketing and Sales at an annual salary of $135,000 plus a bonus targeted at 50% of his annual salary, committed to grant him an option to purchase 60,000 shares of its Common Stock and agreed to pay certain of his relocation expenses. In October, 1997, Mr. Jablonski's salary was increased to $148,500.

CERTAIN TRANSACTIONS WITH MANAGEMENT


         The Company leases property and a building in Livonia, Michigan, which includes approximately 27,460 square feet of commercial space, from Mart Associates, a Michigan general partnership ("Mart"). Mr. Yanover owns 43.34% of Mart and is its managing partner. Mr. Nesbitt owns 33.33% of Mart and is one of its partners. For the year ended December 31, 1997, the Company paid $150,150 in rent for such property and building. In addition, the Company leases certain equipment from Computer Leasing Company of Michigan, Inc. ("Computer Leasing"). Mr. Yanover owns 50% of Computer Leasing and serves as its president. For the year ended December 31, 1997, the Company paid $116,500 for such operating leases. The Company believes that each of the leases is at market terms and rates.


         The Company purchases printing services from Hatteras Printing, Inc. ("Hatteras"). Hatteras is owned by the wife of Mr. Nesbitt. For the year ended December 31, 1997, the Company paid Hatteras $1,700,000 for such printing services. The Company believes that it paid market prices for such printing services. In addition, the Company sold copying and graphic art services to Hatteras in the amount of $48,960 for the year ended December 31, 1997. Such services were sold at the Company's current prices. Also effective December 1, 1997, the Company sold certain assets to Hatteras at their fair market value, as determined by management, for $570,412, payable $350,000 at closing, with the balance of $220,412 to be paid (together with interest at 8.0% per annum), $125,000 on December 31, 1998 and $95,412 on December 31, 1999. The Company purchased the assets in July, 1996 for approximately $387,000.

         All material business transactions between the Company and any executive officer or director of the Company or any member of their immediate family are subject to review and approval by a majority of the Company's disinterested directors. Additional transactions of the nature described above may take place in the ordinary course of business in the future.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers (as defined in Rule 16a-1(f)), directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its officers, directors and 10% shareholders were complied with during the year ended December 31, 1997.


                  REPORT OF THE BOARD ON EXECUTIVE COMPENSATION


         The following is the Report of the Board of Directors of the Company describing the compensation policies and rationale applicable to the Company's executive officers with respect to compensation paid to such executive officers for the year ended December 31, 1997. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.


EXECUTIVE COMPENSATION POLICY


         All matters of executive compensation for the year ended December 31, 1997 were determined by the Board of Directors of the Company.


         The Company's executive compensation program is designed to be aligned with annual and long-term business plans, corporate performance and enhancement of shareholder value. To this end, the Company's compensation strategy ties a significant portion of executive compensation to individual performance and overall Company success, including enhancement of shareholder value. The principal objectives of this strategy are (i) to provide a competitive total compensation package that enables the Company to attract and retain key executive talent; (ii) integrate incentive compensation programs with the Company's annual and longer-term strategic planning; (iii) provide variable compensation opportunities that are linked to the performance of the Company; and, (iv) link executive reward to shareholder total investment return.

COMPONENTS OF EXECUTIVE COMPENSATION

         The Company and certain of its executive officers are parties to employment agreements which generally provide for a base salary, a bonus and the right to receive stock options. See "Employment Contracts and Change-In-Control Arrangements." In addition to the stock options provided under the employment agreements, executive officers have been awarded stock options under the Company's 1995 Stock Option Plan. The Company believes that its executive officers' base salaries are below median and that their total cash compensation (base salary and bonus) is between the median and 75th percentile on average, based on an analysis of publicly traded peer companies (industry consolidators and business services companies) selected on criteria including size, the nature of the business conducted, and historical and anticipated growth (the "Peer Group"). The Company intends through its long-term incentive program (the 1995 Stock Option Plan and the proposed 1998 Plan (see Proposal II below)) to position executive officers' compensation at the 75th percentile of the Peer Group. The option grants and/or restricted stock grants under the Company's 1995 Stock Option Plan and the proposed 1998 Plan are intended to align the interest of management more closely with those of the shareholders of the Company by increasing stock ownership by management and tying a meaningful and significant portion of compensation to the performance of the Company's shares of Common Stock.

         In addition, the full compensation package afforded by the Company to the executive officers generally includes various perks such as an automobile allowance, insurance and other customary benefits. The Company also maintains a broad-based employee benefit 401(k) plan, in which the Company's executive officers may participate on the same terms as other employees who meet applicable eligibility criteria, subject to legal limitations on the amounts that may be contributed or the benefits that may be payable under the plan. The Company may match a portion of each employee's contributions to this plan.

BASE SALARY

         It is the Company's intention to compensate its executive officers, including the Chief Executive Officer, competitively within the industry. Base salaries for new executive officers of the Company are initially determined by evaluating the responsibilities of the position held, the experience of the individual and by reference to the competitive market place for executive talent. It is anticipated that annual salary adjustments following the contract terms will be based on overall corporate performance, a comparison of executive compensation to peer group compensation and a subjective evaluation of the level of performance of each executive officer.

BONUS

         The Company established a Management Bonus Plan for 1997 (the "1997 Bonus Plan"). Participants in the 1997 Bonus Plan were selected by the Company's Chief Executive Officer. Each participant in the 1997 Bonus Plan was entitled to receive a bonus payment if the Company as a whole or, in the case of certain participants, a defined portion of the Company with which such participant is principally involved, exceeds a predetermined financial target with respect to a quarter. Bonuses that are not obtained in any quarter are not carried over to any subsequent quarter. For the year ended, December 31, 1997, Messrs. Monroe, Rauwerdink and Jablonski were awarded bonuses of: $21,875, $16,875 and $16,875, respectively. Bonuses aggregating $201,207 were awarded to all eligible participants under the 1997 Bonus Plan.

STOCK OPTIONS

         The Company's 1995 Stock Option Plan serves as a long-term incentive plan for the executive officers. The objective of the 1995 Stock Option Plan is to align executive officers' long-range interests with those of all shareholders. The approach used is designed to enhance the creation of shareholder value over the long term since the full benefit of the compensation package cannot be realized unless strong company performance occurs over a number of years. Generally, the Option Committee is responsible for determining the individuals to whom grants should be made, the timing of grants and the number of shares subject to each option. The Company believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. The Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. The options also utilize vesting periods in order to encourage key employees to continue in the employ of the Company. Option grants are determined subjectively, considering factors such as the individual performance of the executive officers and competitive compensation packages in the industry.


SUMMARY

         The Board of Directors believes that its executive compensation philosophy of paying its executive officers well by means of competitive base salary, annual bonus and long-term incentives, as described in this report, serves the interests of the Company and the Company's shareholders.



         Fariborz Ghadar            Gary L. Monroe             Bruce V. Rauner


         Donald M. Gleklen          Allen J. Nesbitt           Robert A. Yanover


                                    Joseph P. Nolan

                                PERFORMANCE GRAPH

         Set forth below is a graph showing changes in the value of $100 invested in the Company's Common Stock, Nasdaq Composite Index and a Peer Group Index for the period commencing on October 31, 1996 and ending with the last quarter of 1997. The information contained in the performance graph shall not be deemed "soliciting material" or to be 'filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                COMPARISON OF QUARTERLY CUMULATIVE TOTAL RETURN*
         AMONG, LASON, INC., THE NASDAQ COMPOSITE INDEX AND A PEER GROUP

[GRAPHIC OMITTED]















*TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS
NOTE:  TOTAL RETURNS BASED ON MARKET CAPITALIZATION



                             10/31/96     4TH      1ST       2ND         3RD         4TH
                                          QTR.     QTR.      QTR.        QTR.        QTR.
                                          1996     1997      1997        1997        1997
Lason, Inc.                  $100         $115     $113      $158        $156        $150
Nasdaq Composite Index       $100         $106     $100      $118        $138        $129
Peer Group*                  $100         $110     $108      $86         $90         $97

---------------
         *The Peer Group Index consists of Donnelley Enterprise Solutions Incorporated, F.Y.I. Incorporated, IKON Office Solutions, Inc. and Iron Mountain Incorporated. The cumulative total returns of each company have been weighted according to each company's stock market capitalization as of December 31, 1997.

                                   PROPOSAL II

                       THE 1998 EQUITY PARTICIPATION PLAN

GENERAL

         On January 27, 1998, the Board of Directors adopted The 1998 Equity Participation Plan (the "1998 Plan"), effective upon shareholder approval thereof, for Company employees, consultants and non-employee directors and reserved for issuance thereunder 900,000 shares of Common Stock. As of April 22, 1998, no options to purchase shares of the Common Stock and no restricted stock have been awarded under the 1998 Plan.

         At the Annual Meeting, the shareholders are being asked to approve the 1998 Plan and the reservation of shares thereunder. The Board of Directors believes that adopting the 1998 Plan will provide the Company with equity award opportunities to attract, retain and motivate the best available talent for the successful conduct of its business. Currently, under the Company's 1995 Stock Option Plan, there are approximately only 56,380 shares available for grant. The Company does not believe that the number of remaining shares under the 1995 Stock Option Plan will be sufficient to accomplish its purposes.

SUMMARY OF THE 1998 PLAN.

         The essential features of the 1998 Plan are outlined below.

         PURPOSE. The purpose of the 1998 Plan is (i) to provide an incentive for employees, consultants and non-employee directors to further the growth and financial success of the Company by personally benefitting through the ownership of shares of Common Stock; and (ii) to obtain and retain the services of employees, consultants and non-employee directors considered essential to the long-range success of the Company, by making available stock options and/or shares of restricted stock.

         ADMINISTRATION. The 1998 Plan will be administered by the Committee (defined generally as the Option Committee of the Board or the Board of Directors). The Option Committee currently consists of three outside directors. Among other things, the Committee has the authority to establish and administer performance goals, and to certify that they are attained. The Committee has the power to interpret the 1998 Plan, the stock option agreements issued thereunder and the agreements pursuant to which restricted stock awards are granted. The Committee may adopt such rules for the administration, interpretation and application of the 1998 Plan as are consistent with the 1998 Plan, and to interpret, amend or revoke any such rules. The Company's Board of Directors, acting by a majority of its members in office, shall administer the 1998 Plan with respect to options granted to non-employee directors.

         ELIGIBILITY. Officers, consultants and other employees (including employee directors) of the Company and its subsidiaries and affiliates whom the Committee believes have the potential to contribute to the future success of the Company, and those non-employee directors who the Board of Directors believes have the potential to contribute to the future success of the Company, shall be eligible to receive awards under the 1998 Plan.

         AWARD. The maximum number of shares of Common Stock which may be subject to a stock option award and a restricted stock award under the 1998 Plan to any individual in any calendar year shall not exceed 250,000 shares of Common Stock.


         STOCK OPTIONS. The 1998 Plan permits the granting of non-transferable stock options that are either intended to qualify as incentive stock options ("ISOs") or not intended to so qualify and are non-statutory stock options ("NSOs"). The Committee or the Board of Directors, as applicable, shall determine whether stock options are to be ISOs or NSOs and whether such stock options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) (see reference below) of the Internal Revenue Code of 1986, as amended (the "Code"). The option exercise price for each share covered by the option may be less than the fair market value of a share of Common Stock on the date of grant; however, in the case of ISOs or in the case of a grant to the chief executive officer and the four other highest compensated executive officers, the price shall be no less than 100% of the fair market value of a share of Common Stock at the time such option is granted. The term of an option shall be determined by the Committee provided, however, that in the case of ISOs, the term shall not be more than 10 years from the date the ISO is granted. The period during which the right to exercise an option in whole or in part vests will be set by the Committee. Each option shall be evidenced by a written stock option agreement which shall be executed by the optionee. Upon exercise of an option, the optionee shall make full cash payment to the Company; however, the Committee may allow (i) a delay in payment up to 30 days from the date the option is exercised; (ii) payment, in whole or in part, through delivery of shares of Common Stock owned by the optionee; (iii) payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the option; (iv) payment, in whole or in part, through the delivery of property of any kind; (v) payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest; (vi) payment, in whole or in part, through the delivery of a notice that the optionee has placed a market sell order with a broker and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company; or (vii) payment through any combination of the foregoing.


         RESTRICTED STOCK. Restricted stock may be awarded to any participant whom the Committee or the Board of Directors, as applicable, determines should receive such an award. The Committee or the Board of Directors, as applicable, may determine the purchase price, if any, and other terms and conditions applicable to the restricted stock. The purchase price may be no less than the par value of the Common Stock ($0.01) unless otherwise permitted under Delaware state law. The Committee or the Board of Directors, as applicable, may impose such conditions on the issuance of the restricted stock as deemed appropriate. The Committee shall determine whether such stock options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. Restricted stock shall be issued only pursuant to a written restricted stock agreement and shall contain such terms and conditions as the Committee shall determine consistent with the 1998 Plan. The shares of restricted stock may be placed into escrow by the Committee or the Board of Directors, as applicable, and held until all the restrictions imposed under the restricted stock agreement have been satisfied or removed.

         SECTION 162(M) OF THE CODE. This Section precludes a public corporation from taking a tax deduction for individual compensation in excess of $1 Million dollars for its chief executive officer and its four other highest-paid officers. This Section also provides for certain exemptions to this limitation, specifically compensation that is performance based within the meaning of
Section 162(m). The Committee, however, reserves the right to award compensation to its executives in the future that may not qualify under Section 162(m) as deductible compensation. The Committee will, however, continue to consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 162(m).

         FORFEITURE. The Committee may require a participant to agree that (i) any proceeds, gains or other economic benefit received by the participant upon receipt or exercise of an award or upon the receipt or resale of any Common Stock underlying the award must be paid to the Company; and (ii) the award shall terminate and any unexercised portion (whether or not vested) shall be forfeited
(a) upon the termination of employment of the participant at any time or prior to a specified date or within a specified time period following receipt or exercise of the award, or (b) if the participant engages in any activity in competition with the Company.

         ADJUSTMENTS FOR STOCK DIVIDENDS, MERGERS, AND CHANGES IN CONTROL. In the event of a stock dividend, stock split, reorganization, merger, or similar corporate transaction (other than a change in control), the Committee or the Board of Directors, as applicable, is authorized to make appropriate adjustments to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1998 Plan or with respect to an outstanding award. In addition, the Committee or the Board of Directors, as applicable, may provide for either the purchase of any award for an amount of cash equal to the amount that could have been obtained upon the exercise of the option or the replacement of such award with other rights or property, provide for the acceleration of the vesting period; for the assumption by any successor or survivor corporation of the obligations of the Company with respect to the award; or for the removal of restrictions imposed under a restricted stock agreement. In the event of a change in control as defined in the 1998 Plan (which includes, among other events, any person becoming the beneficial owner of a majority of the combined voting power of the Company or generally, over a period of 24 months or less, the current members of the Board, and any other individuals who become directors of the Company after that date who were approved by at least two-thirds of the then current Board, ceasing for any reason to constitute a majority of the Board), each option granted shall become exercisable as to all shares covered thereby simultaneously with the consummation of such change in control and any restricted stock awarded shall become fully vested and generally the restrictions included in any restricted stock granted shall be deemed rescinded and terminated.

         AMENDMENT OR TERMINATION OF THE 1998 PLAN. The 1998 Plan may be wholly or partially amended or modified, suspended or terminated at any time from time to time by the Board or the Committee. However, without approval of the Company's shareholders given within 12 months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as otherwise provided in the 1998 Plan, increase the limits of the maximum number of shares which may be issued under the 1998 Plan to any individual and no action of the Board or the Committee may be taken that would otherwise require shareholder approval as a matter of law, regulation or rule. No amendment, suspension, or termination of the 1998 Plan shall, without the consent of the participants, alter or impair any rights or obligations under any award theretofore granted, unless the award itself expressly so provides.

         FEDERAL INCOME TAX INFORMATION. The following is only a brief summary of the effect of federal income taxation upon the recipient and the Company under the 1998 Plan based upon the Code. This summary does not purport to be complete and does not discuss the income tax laws of any municipality, state or country outside of the United States in which a participant may reside.


         If any option granted under the 1998 Plan is an ISO, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after the date of grant and at least one year after exercise of the option, any gain (or loss) will be treated as a capital gain (or loss). If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule may operate to postpone the recognition date of ordinary income upon such premature disposition if the optionee is subject to
Section 16 of the Securities Exchange Act of 1934. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee.


         Options which do not qualify as ISOs are taxed as NSOs. An optionee will not recognize any taxable income at the time he or she is granted an NSO. However, upon the exercise of an NSO, the optionee will recognize ordinary income measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is subject to
Section 16 of the Securities Exchange Act of 1934, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon sale of such shares by the optionee, any difference between the sales price and the fair market value on the date of exercise, will be treated as capital gain (or loss). The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of an NSO.


         The grant of restricted stock will generally be subject to the tax consequences discussed above for NSOs. At such times as the restrictions on the stock lapses or the stock is sold, such shareholders will recognize ordinary income to the extent of the fair market value of such stock less the amount , if any, which is paid for the stock. The income recognized by a shareholder who is an employee will be subject to withholding by the Company by payment in cash or out of the current earnings paid to the employee. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the shareholder.

VOTE REQUIRED AND RECOMMENDATION.

         The approval of the 1998 Plan, as described above, requires the affirmative vote of the holders of a majority of the votes entitled to vote under Delaware law. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal. Abstentions will be counted for purposes of determining both (i) the presence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal.

         The discussion of the 1998 Plan is qualified in its entirety by the actual terms and conditions of the 1998 Plan, a copy of which is included as Appendix "A" to this Proxy Statement.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND ADOPTION OF THE 1998 PLAN.


                NOTICE OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors on October 23, 1997 selected Coopers & Lybrand, L.L.P., independent accountants, to audit the consolidated financial statements for the year ended December 31, 1997. A representative of Coopers & Lybrand, L.L.P. is expected to be present at the meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment.

                                            By Order of the Board of Directors



                                            William J. Rauwerdink
                                            Secretary

Dated: April 28, 1998

                                                                      APPENDIX A

                       THE 1998 EQUITY PARTICIPATION PLAN
                                       OF
                                   LASON, INC.

         Lason, Inc., a Delaware corporation, has adopted The 1998 Equity Participation Plan of Lason, Inc. (the "Plan"), effective upon shareholder approval thereof, for the benefit of its Employees (as such term is defined below), Consultants (as such term is defined below) and Non-Employee Directors (as such term is defined below).

         The purposes of this Plan are as follows:

         (1) To provide an additional incentive for Employees, Consultants and Non-Employee Directors to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

         (2) To enable the Company to obtain and retain the services of directors, Employees, Consultants and Non-Employee Directors considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

                                   ARTICLE I.
                                   DEFINITIONS

Section 1.1. General

         Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

Section 1.2. Definitions

         "Acquiring Person" means any Person other than the Company, any of the Company's Subsidiaries, any employee benefit plan of the Company or of a Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Subsidiary of the Company.

Section 1.3. Affiliate

         "Affiliate" shall mean (a) with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person, and (b) with respect to the Company, also any entity designated by the Board of Directors of the Company in which the Company or one of its Affiliates has an interest. For purposes of the Plan, "control" shall have the meaning given such term under Rule 405 of the Securities Act of 1933.

Section 1.4. Award

         "Award" shall mean a grant of an Option or Restricted Stock under this Plan.

Section 1.5. Award Limit

         "Award Limit" shall mean 250,000 shares of Common Stock.

Section 1.6. Board

         "Board" shall mean the Board of Directors of the Company.

Section 1.7. Change in Control

         "Change in Control" means the event that is deemed to have occurred if:

         (a) any Acquiring Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the combined voting power of the then outstanding Voting Securities of the Company; or

         (b) over a period of twenty-four months or less, members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

         (c) a public announcement is made of a tender or exchange offer by any Acquiring Person for fifty percent or more of the outstanding Voting Securities of the Company, and the Board of Directors approves or fails to oppose that tender or exchange offer in its statements in Schedule 14D-9 under the Exchange Act; or its statements in Schedule 14D-9 under the Exchange Act; or

         (d) the stockholders of the Company approve a merger or consolidation of the Company or any Subsidiary with any other corporation or entity (or, if no such approval is required, the consummation of such a merger or consolidation of the Company), other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately before the consummation thereof continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity or of a parent of the surviving entity) a majority of the combined voting power of the Voting Securities of the surviving entity (or its parent) outstanding immediately after that merger or consolidation; or

         (e) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or, if no such approval is required, the consummation of such a liquidation, sale, or disposition in one transaction or series of related transactions) other than a liquidation, sale or disposition of all or substantially all the Company's assets in one transaction or a series of related transactions to a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Section 1.8. Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.9. Committee

         "Committee" shall mean the Option Committee of the Board, or the full Board or another committee of the Board, appointed as provided in Section 7.1.

Section 1.10. Common Stock

         "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

Section 1.11. Company

         "Company" shall mean Lason, Inc., a Delaware corporation.

Section 1.12. Consultant

         "Consultant" shall mean an individual who is engaged to perform services for the Company or any Subsidiary or Affiliate who is not an Employee or Non-Employee Director and who is designated as a Consultant by the Committee.

Section 1.13. Director

         "Director" shall mean a member of the Board.

Section 1.14. Employee

         "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) and including employee directors of the Company, or of any corporation which is a Subsidiary or Affiliate.

Section 1.15. Exchange Act

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.16. Fair Market Value

         "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the Nasdaq National Market or on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on the Nasdaq OTC Market or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by the Nasdaq OTC Market or such successor quotation system; or (iii) if Common Stock is not publicly traded on the Nasdaq National Market or an exchange and not quoted on the Nasdaq OTC Market or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) acting in good faith.

Section 1.17. Group

         "Group" shall mean two or more Persons acting together as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the Company.

Section 1.18. Incentive Stock Option

         "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.19.  Incumbent Board

         "Incumbent Board" means the individuals who, as of the date on which the Plan is approved by the stockholders of the Company, constitute the Board of Directors and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board.

Section 1.20. Non-Employee Director

         "Non-Employee Director" shall mean a member of the Board who is not an Employee of the Company.

Section 1.21. Non-Qualified Stock Option

         "Non-Qualified Stock Option" shall mean an Option which is designated as such at the time of grant or which is not designated as an Incentive Stock Option by the Committee.

Section 1.22. Option

         "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall be Non-Qualified Stock Options.

Section 1.23. Optionee

         "Optionee" shall mean an Employee, Consultant or Non-Employee Director granted an Option under this Plan.

Section 1.24. Participant

         "Participant" shall mean an individual who is an Optionee or Restricted Stockholder.

Section 1.25. Person

         "Person" shall mean an individual, partnership, corporation, business trust, limited liability company, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.26. Plan

         "Plan" shall mean The 1998 Equity Participation Plan of Lason, Inc.

Section 1.27. QDRO

         "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 1.28. Restricted Stock

         "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

Section 1.29. Restricted Stockholder

         "Restricted Stockholder" shall mean an Employee, Consultant or Non-Employee Director granted an award of Restricted Stock under Article VI of this Plan.

Section 1.30. Rule 16b-3

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.31. Section 162(m) Participant

         "Section 162(m) Participant" shall mean any Employee designated by the Committee as an Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

Section 1.32. Stockholder's Agreement

         "Stockholder's Agreement" shall mean the Stockholder's Agreement between the Company and any Participant applicable to any grant or award to such Participant.

Section 1.33. Subsidiary

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.34. Termination of Consultancy

         "Termination of Consultancy" shall mean the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

Section 1.35. Termination of Directorship

          "Termination of Directorship" shall mean the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Non-Employee Directors.

Section 1.36. Termination of Employment

          "Termination of Employment" shall mean the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of a Participant by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

Section 1.37.  Voting Securities

         "Voting Securities" means any securities that are entitled to vote generally in the election of directors.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

Section 2.1. Shares Subject to Plan

         (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon the exercise of Awards under the Plan shall not exceed nine hundred thousand (900,000). The shares of Common Stock issuable upon the exercise of such Awards may be either previously authorized but unissued shares or treasury shares.

         (b) The maximum number of shares which may be subject to Awards granted under the Plan to any individual in any calendar year shall not exceed the Award Limit. To the extent required by
                  Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction will be treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted will be counted against the Award Limit.

Section 2.2. Add-back of Options and Other Rights

          If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by this Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to
Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code unless the Committee determines that such Option is no longer intended to so qualify.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

Section 3.1. Eligibility

          Any Employee or Consultant selected by the Committee pursuant to
Section 3.4(a)(i) and each Non-Employee Director selected by the Board pursuant to Section 3.4(d) shall be eligible to be granted an Option.

Section 3.2. Disqualification for Stock Ownership

          No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

Section 3.3. Qualification of Incentive Stock Options

          No Incentive Stock Option shall be granted to any person who is not an Employee.

Section 3.4. Granting of Options

         (a) The Committee shall from time to time, in its sole discretion, and subject to applicable limitations of this Plan:

                  (i) Select from among the Employees and Consultants (including Employees or Consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                   (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Employees or Consultants;

                  (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                  (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

         (b) Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or Consultant that the Employee or Consultant surrender for cancellation some or all of the unexercised Options, Awards or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an Option price lower (or higher) than the exercise price of such surrendered Option, Award or other right, may cover the same (or a lesser or greater) number of shares as such surrendered Option, Award or other right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option, Award or other right.

          (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

          (d) During the term of the Plan, the Board shall from time to time, in its sole direction, and subject to applicable limitations of this Plan:

                  (i) Select from among the Non-Employee Directors such of them as in its opinion should be granted Options;

                  (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Non-Employee Directors; and

                  (iii)    Determine the terms and conditions of such Options.

                                   ARTICLE IV.
                                TERMS OF OPTIONS

Section 4.1. Option Agreement

         Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall determine, consistent with this Plan. As deemed necessary or advisable, Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

Section 4.2. Option Price

         The price per share of the shares subject to each Option shall be set by the Committee or with respect to Non-Employee Directors, by the Board; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and
(i) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and (iii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

Section 4.3. Option Term

         The term of an Option shall be set by the Committee or by the Board in the case of Non- Employee Directors in their respective discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

Section 4.4. Option Vesting

         (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee or by the Board in the case of Non- Employee Directors, and the Committee or the Board, as applicable, may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. At any time after grant of an Option, the Committee or the Board, as applicable, may, in their respective sole discretion, accelerate the period during which an Option vests.

         (b) No portion of an Option which is unexercisable at Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee or the Board, as applicable, either in the Stock Option Agreement or by action of the Committee or the Board, as applicable, following the grant of the Option.

         (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to
                  Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

Section 4.5. Consideration

         In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                   ARTICLE V.
                               EXERCISE OF OPTIONS

Section 5.1. Partial Exercise

         An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

Section 5.2. Manner of Exercise

         All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

         (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

         (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Non-Employee Directors), in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

         (c)      In the event that the Option shall be exercised pursuant to
                  Section 10.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

         (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Non-Employee Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
                  (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

Section 5.3. Conditions to Issuance of Stock Certificates

         The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

         (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and

                  Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its sole discretion, deem necessary or advisable;

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Non-Employee Directors) shall, in its sole discretion, determine to be necessary or advisable;

         (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Non-Employee Directors) may establish from time to time for reasons of administrative convenience; and

         (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

Section 5.4. Rights as Stockholders

         The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.5. Ownership and Transfer Restrictions

         The Committee (or Board, in the case of Options granted to Non-Employee Directors), in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement or Stockholder's Agreement or other written agreement between the Company and the Optionee and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement.

                                   ARTICLE VI.
                            AWARD OF RESTRICTED STOCK

Section 6.1. Eligibility

         Subject to the Award Limit, Restricted Stock may be awarded to any Employee or any Consultant whom the Committee determines should receive such an award. In addition, each

Non-Employee Director shall be eligible to receive an award of Restricted Stock if so determined by the Board.

Section 6.2. Award of Restricted Stock

         (a) The Committee or the Board in the case of Non-Employee Directors, may from time to time, in their respective sole discretion:

                  (i) Select from among the Employees and Consultants or Non-Employee Directors such of them as in its opinion should be awarded Restricted Stock; and

                  (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

         (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

         (c) Upon the selection of a Participant to be awarded Restricted Stock, the Committee or the Board, as applicable, shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

Section 6.3. Restricted Stock Agreement

         Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee, Consultant or Non-Employee Director and an authorized officer of the Company and which shall contain such terms and conditions as the Committee or the Board, as applicable, shall determine, consistent with this Plan.

Section 6.4. Consideration

         As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to render faithful and efficient service to the Company or any Subsidiary. Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, as a Consultant for, or as a Non-Employee Director of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

Section 6.5. Rights as Stockholders

         Subject to Section 6.6, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.8, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in
Section 6.6.

Section 6.6. Restriction

         All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions, if any, as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, except with respect to shares of Restricted Stock granted pursuant to
Section 6.10, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire; provided, however, that, except with respect to shares of Restricted Stock granted pursuant to Section 6.10, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

Section 6.7. Repurchase of Restricted Stock

         The Committee or the Board, as applicable, shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon Termination of Employment, Termination of Consultancy or Termination of Directorship, as applicable between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that no such right of repurchase shall exist in the event of a Change in Control of the Company or because of the Restricted Stockholder's death or disability.

Section 6.8. Escrow

         The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions that may have been imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 6.9. Legend

         In order to enforce the restrictions that may be imposed upon shares of Restricted Stock hereunder, the Committee or the Board, as applicable, shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to any such restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

Section 6.10. Provisions Applicable to Section 162(m) Participants.

         (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock to a Section 162(m) Participant the restrictions with respect to which lapse upon the attainment of performance goals for the Company which are related to one or more of the following business criteria: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets, (vii) cost reductions or savings,
                  (viii) funds from operations, (ix) appreciation in the fair market value of Common Stock and (x) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

         (b) To the extent deemed necessary or advisable to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the
                  Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various targets and amounts of Restricted Stock which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between performance goals and targets and the amounts of Restricted Stock to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. To the extent deemed necessary or advisable to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, following the completion of each fiscal year or other designated fiscal period or period of service, and determining the amount earned by a Section 162(m) Participant, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service, and determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                                  ARTICLE VII.
                                 ADMINISTRATION

Section 7.1. Option Committee; Subcommittee

         (a) The Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, none of whom shall be an Employee. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         (b) A Subcommittee consisting of two or more Committee members, appointed by and serving office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code may be appointed at any time during which
                  (i) two or more Board members qualify as both "non-employee directors" and "outside directors" and (ii) any other member of the Committee does not qualify as both a "non-employee director" and an "outside director."

Section 7.2. Duties and Powers of Committee

         It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee and the Subcommittee shall have the power to interpret this Plan, the Stockholders' Agreements and the agreements pursuant to which Awards are granted and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan (i) with respect to Options granted to Non-Employee Directors and (ii) at any time when there is no Subcommittee as described in Section 7.1(b) and not all of the Committee members are "non-employee directors" as defined by Rule 16b-3, with respect to any person who is subject to Section 16 of the Exchange Act at the time such person is granted an Option. Any such grant or award under this Plan need not be the same with respect to each Participant. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code (as each may be applicable), or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee (or the Subcommittee, as applicable).

Section 7.3. Majority Rule

         The Committee and the Subcommittee shall each act by a majority of its members in attendance at a meeting where quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

Section 7.4. Compensation; Professional Assistance; Good Faith Actions

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee and the Subcommittee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee, the Board or the Subcommittee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No members of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE VIII.
                            MISCELLANEOUS PROVISIONS

Section 8.1. Not Transferable

         Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest therein shall be liable for the debts, contracts or engagements of the Participant or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         During the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

Section 8.2. Amendment, Suspension or Termination of this Plan

         Except as otherwise provided in this Section 8.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in
Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. The Award Limit may be increased by the Board or the Committee at any time and from time to time, and Awards may be granted with respect to a number of shares not in excess of such increased Award Limit; provided, however, that no such increase of the Award Limit shall be effective unless and until such increase is approved by the Company's stockholders and if such approval is not obtained all Awards granted with respect to a number of shares in excess of the Award Limit in effect prior to such increase shall be canceled and shall become null and void. No amendment, suspension or termination of this Plan shall, without the consent of the Participant alter or impair any rights or obligations under any Awards theretofore granted, unless the Award itself otherwise expressly so provides. No Award may be granted during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

         (a) The expiration of ten years from the date the Plan is adopted by the Board; or

         (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 8.4.

Section 8.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events

         (a)      Subject to Section 8.3(d), in the event that the Committee
                  (or the Board, in the case of Options granted to Non-Employee Directors) determines that any of the following events (other than those constituting a Change in Control, which will be governed by Section 8.3(e)): a dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Non-Employee Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall, in such manner as it may deem equitable, adjust any or all of:

                  (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

                  (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

                  (iii) the grant or exercise price with respect to any Option.

         (b) Subject to Section 8.3(d) and Section 8.3(e), in the event of any transaction or event described in Section 8.3(a) or in the event of a Change in Control or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Non-Employee Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option, other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                  (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the request of the Participant, for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Non-Employee Directors) in its sole discretion;

                  (ii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in
                           (A) Section 4.4 or (B) the provisions of such Award;

                  (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may provide, either by the terms of such Award or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

                  (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, Awards which may be granted in the future.

                  (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of a Restricted Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock may be terminated.

         (c) Subject to Section 8.3(d) and 8.8, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) may, in its discretion, include such further provisions and limitations in any Award agreement or certificate, as it may deem equitable and in the best interests of the Company.

         (d) To the extent deemed necessary or advisable by the Committee, with respect to any Award granted to any Section 162(m) Participant that is intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 8.3(a)-(d) shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C) or any successor provision thereto. The Committee reserves the right to make an Award to the executives of the Company that may not qualify under Section 162(m) as deductible compensation. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under
                  Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Non-Employee Directors) determines that the Option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

         (e) Notwithstanding any other provision of this Plan, in addition to whatever actions are taken by the Committee or by the Board, as applicable under Section 8.3(b) which are not inconsistent with the following, in the event of a Change in
                  Control:

                  (i) Except as otherwise specifically provided in a Stock Option Agreement, each Option granted or awarded hereunder shall automatically become exercisable as to all shares covered thereby simultaneously with the consummation of such Change in Control, notwithstanding anything to the contrary in Section 4.4, and

                  (ii) Except as otherwise specifically provided in a Restricted Stock Agreement, the Restricted Stock shall become fully vested and the restrictions included in any Restricted Stock granted or awarded hereunder shall be deemed rescinded, terminated and all of such Restricted Stock shall be immediately released without restriction, except as to applicable payment therefor, simultaneously with the consummation of such Change in Control notwithstanding anything to the contrary in Article VI.

                  However, any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive Rule. To the extent permitted by applicable law, an Award granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive Rule.

Section 8.4. Approval of Plan by Stockholders

         This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Awards may be granted prior to such stockholder approval, provided that such Awards shall not vest or be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period all Awards previously granted under this Plan shall thereupon be canceled and become null and void.

Section 8.5. Tax Withholding

         The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Participant of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Committee (or the Board, in the case of Options granted to Non-Employee Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Participant to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

Section 8.6. Loans

         The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

Section 8.7. Forfeiture Provisions

         Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Non-Employee Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs at any time, prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

Section 8.8. Limitations Applicable to Section 16 Persons and Performance-Based Compensation

         Notwithstanding any other provision of this Plan (other than Section 8.3(e)), this Plan and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan (other than Section 8.3(e)), to the extent deemed necessary or advisable by the Committee, any Option or Restricted Stock which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

Section 8.9. Effect of Plan Upon Options and Compensation Plans.

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume Options or other rights or awards otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of Options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

Section 8.10. Compliance with Laws

         This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, or Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 8.11 Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

Section 8.12. Governing Law

         This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                   LASON, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - MAY 29, 1998

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William J. Rauwerdink and Laurence B. Deitch, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent the undersigned to vote, as directed below, all shares of Common Stock of Lason, Inc. (the "Company") held by the undersigned as of April 6, 1998, at the Company's 1998 Annual Meeting of Shareholders to be held at the Northfield Hilton, Troy, Michigan 48098 on Friday, May 29, 1998, at 10:00 a.m., local time, or at any postponement(s) or adjournment(s) of the meeting.

PROPOSAL 1:    Election of Directors
               Nominees: Fariborz Ghadar, Allen J. Nesbitt, and Joseph P. Nolan for a three year term expiring in 2001.

               [_] FOR all nominees listed above
                   (except as marked to the contrary below)

               [_] WITHHOLD AUTHORITY
                   to vote for all nominees listed above

               To withhold authority to vote for any individual nominee(s), clearly print his name in this space.

               ----------------------------------------------------------------

PROPOSAL 2:    Approval and Adoption of The 1998 Equity Participation Plan


                        [__] FOR[__] AGAINST[__] ABSTAIN

                 THIS PROXY WILL BE VOTED AS DIRECTED ABOVE.
       UNLESS YOU DIRECT OTHERWISE, THIS PROXY WILL BE VOTED "FOR" EACH
        OF THE NOMINEES AND "FOR" THE 1998 EQUITY PARTICIPATION PLAN.

                                                     (continued on reverse side)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   (continued from reverse side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, including any continuation of the meeting caused by any adjournment(s) or any postponement(s) of the meeting.


Please mark, date and sign, and return promptly this proxy in the enclosed envelope, which requires no postage if mailed in the U.S.A. When signing as attorney, executor, administrator, trustee or guardian, or in any other representative capacity, please give your full title as such. Each joint owner must sign the proxy.


Signature(s) of shareholder(s) ________________     Date _________________, 1998